UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Talos Energy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TALOS
YOUR VOTE MATTER!
P.O. BOX 8016, CARY, NC 27512-9903
Talos Energy Inc.
2025 Annual Meeting of Stockholders
Thursday, May 29, 2025 10:00 AM, Central Time
Three Allen Center, 333 Clay Street, Suite 3300 Houston TX 77002
Vote Your Shares By: 11:59 PM, Eastern Time on Wednesday, May 28, 2025
For a convenient way to view proxy materials, VOTE, and obtain directions to attend the annual meeting, go to www.proxydocs.com/TALO.
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
If you want to receive a paper or e-mail copy of the proxy materials, you must submit a request. Stockholders will not receive a paper or e-mail copy if not requested. There is no charge to you for requesting a paper or e-mail copy. In order to receive a paper copy of the proxy materials in time for this year’s annual meeting, you must make this request on or before May 19, 2025.
Important Notice Regarding the Availability of Proxy Materials for Talos Energy Inc.’s 2025 Annual Meeting of Stockholders to be held on May 29, 2025 for Stockholders of Record as of April 8, 2025
Proxy Materials: The Notice of Annual Meeting and Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2024 can be found at www.proxydocs.com/TALO.
If you would like to request a paper or e-mail copy of the proxy materials for this and/or for future stockholder meetings, use one of the following methods.
Internet: www.investorelections.com/TALO
Call:
1-866-648-8133
E-mail*: paper@investorelections.com
* If requesting a paper copy of the proxy materials by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
Go simply Green! go to: To receive documents via e-mail, www.proxydocs.com/TALO
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Have the 12 digit control number located in the box above available when you access the website and follow the instructions.
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TALOS
ENERGY
2025 Talos Energy Inc. Annual Meeting of Stockholders
THIS IS NOT A VOTABLE BALLOT
This is not a form for voting and presents only an overview of the proxy proposals and materials, which contain important information and are available on the Internet or by mail or e-mail. STOCKHOLDERS ARE REMINDED TO ACCESS AND REVIEW THE PROXY MATERIALS PRIOR TO VOTING. See the reverse side for information regarding where you can find all the proxy materials and how to vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
“FOR” PROPOSALS 1, 2 AND 4, AND RECOMMENDS A VOTE FOR A FREQUENCY OF “EVERY ONE YEAR” ON PROPOSAL 3
PROPOSALS
1. To elect to the Company’s Board of Directors the director nominees set forth below, each of whom will hold office for a one (1) year term until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
1.01 Neal P. Goldman 1.02 Paul R. Goodfellow 1.03 Paula R. Glover 1.04 John B. Juneau 1.05 Richard M. Sherrill 1.06 Charles M. Sledge 1.07 Shandell M. Szabo
2. To approve, on a non-binding advisory basis, the Company’s Named Executive Officers’ compensation for the fiscal year ended December 31, 2024.
3. To approve, on a non-binding advisory basis, the frequency of future advisory votes on the Company’s Named Executive Officers’ compensation for every one year, every two years or every three years or stockholders may abstain from voting.
4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.